Restrictions on Dividends	12 Months Ended
Dec. 31, 2013
Restrictions On Dividends
Restrictions on Dividends

Note 14 - Restrictions on Dividends

Dividends paid by the Bank are the primary source of funds available to the Company for payment of dividends to shareholders and for other working capital needs. The payment of dividends by the Bank to the Company is subject to restrictions by the Office of the Comptroller of Currency (OCC). These restrictions generally limit dividends to the current and prior two years’ retained earnings. In addition to these restrictions, as a practical matter, dividend payments cannot reduce regulatory capital levels below the Bank’s regulatory capital requirements and minimum regulatory guidelines. Future dividend payments by the Company will be based on future earnings and the approval of the OCC.